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                                                                    EXHIBIT 10.2

                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (the "Pledge Agreement") is made and entered into as of August 5, 2002, by and among SCIOS INC., a Delaware corporation (the "Pledgor"), having its principal office at 820 West Maude Avenue, Sunnyvale, California 94085, WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee (the "Trustee") for the holders from time to time (the "Holders") of the Securities (as defined herein), issued by the Pledgor under the Indenture referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Trustee and the Holders (the "Collateral Agent"). Capitalized terms used and not defined in this Pledge Agreement have the meanings set forth or referred to in the Indenture (as defined below).

                                   WITNESSETH

         WHEREAS, the Pledgor and J.P. Morgan Securities Inc., Lehman Brothers Inc., SG Cowen Securities Corporation, Needham & Company, Inc., Adams, Harkness & Hill, Inc. and Prudential Securities Incorporated (collectively, the "Initial Purchasers") are parties to a Purchase Agreement, dated as of July 30, 2002 (the "Purchase Agreement"), pursuant to which the Pledgor will issue and sell
Initial Purchasers $150,000,000 aggregate principal amount of 5.50% Convertible Subordinated Notes due 2009 (the "Initial Securities") and pursuant to which the Pledgor has granted to the Initial Purchasers options to purchase all or any part of up to an additional $25,000,000 aggregate principal amount of the Securities (the "Option Securities" and together with the Initial Securities, the "Securities");

         WHEREAS, the Pledgor and the Trustee have entered into that certain indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing the Initial Securities on the date hereof;

         WHEREAS, the Pledgor is the beneficial owner of security entitlements (the "Pledged Security Entitlements") with respect to (i) the United States Treasury securities identified by CUSIP number in SCHEDULE I hereto, and credited to the Pledgor's account with Wells Fargo Bank, National Association (the "Account Holder"), ABA No. 091000019, CR: Corporate Trust Clearing, A/C:
0001038377, FFC: Scios Inc. A/C: 12948301 at its office at 45 Broadway, 12th Floor, New York, New York 10006, in the name of Wells Fargo Bank, National Association, as Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the 5.50% Convertible Subordinated Notes due 2009 of Scios Collateral Pledge Account" (the "Pledge Account") and (ii) all other financial assets credited from time to time to the Pledge Account (collectively with the assets described in clause (i) above, the "Pledged Financial Assets");

         WHEREAS, to secure the obligations of the Pledgor under this Pledge Agreement, the Registration Rights Agreement, the Indenture and the Securities to pay in full each of the first six scheduled interest payments on the Securities when due and to secure repayment of a portion of the principal, premium (if any) and interest on the Securities in the event that the Securities become due and payable prior to such time as the first six scheduled interest payments thereon shall have been paid in full (collectively, the "Obligations"), the Pledgor has agreed to pledge to

                                      1.

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the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities, a security interest in the Collateral (as defined herein) securing the payment and performance by the Pledgor of all of the Obligations;

         WHEREAS, it is a condition precedent to the initial purchase of the Securities by the Initial Purchasers thereof that the Pledgor shall have executed and delivered this Pledge Agreement; and

         WHEREAS, unless otherwise defined herein or in the Indenture, terms used in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York ("UCC") and/or in the Federal Book Entry Regulations (as defined below) are used in this Pledge Agreement as such terms are defined in such
Article 8 or 9 and/or the Federal Book Entry Regulations. The term "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Holders of the Securities to purchase the Securities, the Pledgor hereby agrees with the Collateral Agent, for the benefit of the Trustee and for the ratable benefit of the Holders of the Securities, as follows:

         SECTION 1. Pledge and Grant of Security Interest. The Pledgor hereby pledges to the Collateral Agent, for the benefit of the Trustee and the ratable benefit of the Holders of the Securities, and hereby grants to the Collateral Agent, a security interest and continuing lien in, all of the Pledgor's right, title and interest in and to the following, in each case, whether now owned or hereafter acquired by the Pledgor, wherever located and whether now or hereafter existing or arising (hereinafter collectively referred to as the "Collateral"):

               (a) the Pledged Financial Assets and the certificates, if any, representing the Pledged Financial Assets, and all dividends, interest, money (as defined in the UCC), instruments (as defined in the UCC, the "Instruments") and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Financial Assets;

               (b) the Pledge Account and all security entitlements with respect thereto, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Pledge Account, any and all securities accounts in which the Pledged Security Entitlements are carried, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Security Entitlements;

                                      2.

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               (c)  all other securities, securities entitlements and other financial assets hereafter acquired by the Pledgor pursuant to Article 11 of the Indenture; and

               (d) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a), (b) and (c) of this Section 1) and, to the extent not otherwise included, all cash.

         SECTION 2. Security for Obligations. This Pledge Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations or other obligations of the Pledgor, whether for principal, interest, fees or otherwise, now or hereafter existing, under this Pledge Agreement, the Securities, the Registration Rights Agreement and the Indenture (all such obligations being the "Secured Obligations"). Without limiting the generality of the foregoing, this Pledge Agreement secures, and the Collateral is collateral security for, the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to the Collateral Agent, the Trustee or the Holders under this Pledge Agreement, the Securities, the Registration Rights Agreement and the Indenture but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

         SECTION 3. Maintaining the Pledge Account. So long as any Secured Obligation shall remain outstanding:

               (a) The Pledgor will maintain separately the Pledge Account with Wells Fargo Bank, National Association.

               (b) Notwithstanding any term or condition to the contrary in any other agreement relating to the Pledge Account, and except as otherwise provided by the provisions of Section 5 and Section 18 hereof, no funds shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from the Pledge Account.

The Pledge Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

         SECTION 4. Delivery of Collateral.

               (a) All cash, certificates or instruments representing or evidencing the Pledged Financial Assets, the Pledged Security Entitlements or the Pledge Account shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any or all of the Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time to convert Collateral consisting of financial assets credited to the

                                      3.

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Pledge Account to Collateral consisting of financial assets held directly by the
Collateral Agent, and to convert Collateral consisting of financial assets held directly by the Collateral Agent to Collateral consisting of financial assets credited to the Pledge Account.

               (b) With respect to any Collateral in which the Pledgor has any right, title or interest and that constitutes an uncertificated security, the Pledgor shall cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with the Pledgor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of the Pledgor, such agreement to be in form and substance satisfactory to the Collateral Agent.

               (c) With respect to any Collateral in which the Pledgor has any right, title or interest and that constitutes a security entitlement, the Pledgor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with the Pledgor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Pledgor has a security entitlement) originated by the Collateral Agent without further consent of the Pledgor, such agreement to be in substantially the form of ANNEX A hereto or otherwise in form and substance satisfactory to the Collateral Agent.

               (d) With respect to any Collateral that constitutes a securities account, the Pledgor will comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account.

               (e) Prior to or concurrently with the execution and delivery hereof and prior to the transfer to the Collateral Agent of the Pledged Security Entitlements, as provided in subsections (a) through (c) of this Section 4, the Collateral Agent shall establish the Pledge Account with Wells Fargo Bank, National Association. Upon transfer of the Pledged Financial Assets to the Collateral Agent, as confirmed to the Collateral Agent by the securities intermediary, the Collateral Agent shall make appropriate book entries indicating that the Pledged Financial Assets have been credited to and are held in the Pledge Account. Subject to the other terms and conditions of this Pledge Agreement, all funds or other property held by the Collateral Agent pursuant to this Pledge Agreement shall be held in the Pledge Account subject (except as expressly provided in Sections 5(a), (b) and (c) hereof) to the exclusive dominion and control of the Collateral Agent and exclusively for the benefit of the Trustee and the ratable benefit of the Holders of the Securities and segregated from all other funds or other property otherwise held by the Collateral Agent.

               (f) All Collateral shall be retained in the Pledge Account pending disbursement pursuant to the terms hereof.

               (g) Concurrently with the execution and delivery of this Pledge Agreement, the Collateral Agent, the Trustee and the Account Holder is delivering to the Pledgor a duly

                                      4.

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executed Control Agreement (the "Control Agreement"), in the form of ANNEX A attached hereto.

               (h) Concurrently with the execution and delivery of this Pledge Agreement, the Collateral Agent is delivering, and concurrently with the execution of any supplement to this Pledge Agreement, the Collateral Agent will deliver, to the Pledgor and the Initial Purchasers, a duly executed certificate, in the form of ANNEX B attached hereto, of an officer of the Collateral Agent.

               (i) Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor is delivering to the Collateral Agent acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or before the Closing Date under the UCC, covering the Collateral described in this Pledge Agreement.

         SECTION 5. Disbursements.

               (a) At least three Business Days prior to the due date of any of the first six scheduled interest payments on the Securities, the Pledgor may, pursuant to written instructions given by the Pledgor to the Collateral Agent (an "Issuer Order"), direct the Collateral Agent to release from the Pledge Account and pay to the Holders of the Securities proceeds sufficient to provide for payment in full of such interest then due on the Securities. Upon receipt of an Issuer Order, the Collateral Agent will (i) issue a Payment Order (as defined in the Control Agreement) to the Account Holder for the release from the Pledge Account funds to the Collateral Agent in an amount sufficient to provide for the payment of the interest on the Securities in accordance with such Issuer Order and (ii) pay such funds to the Holders of the Securities in accordance with the Indenture and the Securities. Nothing in this Section 5 shall affect the Collateral Agent's rights to apply the Collateral to the payments of amounts due on the Securities upon acceleration thereof.

               (b) If the Pledgor makes any of the first six scheduled interest payments on the Securities or portion of such an interest payment from a source of funds other than the Pledge Account ("Pledgor Funds"), the Pledgor may, after payment in full of such interest payment, direct the Collateral Agent pursuant to an Issuer Order to issue a Payment Order (as defined in the Control Agreement) to the Account Holder for the release to the Pledgor or to another party at the direction of the Pledgor (the "Pledgor's Designee") proceeds from the Pledge Account in an amount less than or equal to the amount of Pledgor Funds applied to such interest payment. Upon receipt by the Collateral Agent of such Issuer Order and provided the Collateral Agent has received such interest payment, the Collateral Agent shall direct the Account Holder pursuant to a Payment Order to pay over to the Pledgor or the Pledgor's Designee, as the case may be, the requested amount from proceeds in the Pledge Account as soon as practicable.

               (c) At least three Business Days prior to the due date of each of the first six scheduled interest payments on the Securities, the Pledgor shall give the Collateral Agent notice (by Issuer Order) as to whether such interest payment will be made pursuant to Section 5(a) or 5(b) above and the respective amounts of interest that will be paid from the Pledge Account and from Pledgor Funds. Any Pledgor Funds to be used to make any interest payment shall be delivered to the Collateral Agent, in immediately available funds, prior to 10:00 a.m. (New York

                                      5.

time) on such interest payment date. If no such notice is given or such Pledgor Funds have not been so delivered, the Collateral Agent will act pursuant to
Section 5(a) above as if it had received an Issuer Order pursuant thereto for the payment in full of the interest then due from the Pledge Account.

               (d) The Collateral Agent shall instruct the Account Holder to liquidate Collateral in the Pledge Account (pursuant to written instructions from Pledgor) in order to make any of the scheduled payments of interest on the Securities, unless there are sufficient funds in the Pledge Account on such interest payment date. The Collateral Agent shall be entitled to instruct the Account Holder to sell any Collateral as contemplated hereunder prior to the maturity of such Collateral and shall not be responsible for any costs and expenses of such sale.

               (e) Nothing contained in this Pledge Agreement shall (i) afford the Pledgor any right to issue entitlement orders with respect to any of the Pledged Security Entitlements or any securities account in which any such security entitlement may be carried, or otherwise afford the Pledgor control of any Pledged Security Entitlement or (ii) otherwise give rise to any rights of the Pledgor with respect to the Pledged Financial Assets or any securities account in which any such security entitlement may be carried, other than the Pledgor's rights under this Pledge Agreement as the beneficial owner of collateral pledged to and subject to the exclusive dominion and control (except as expressly provided in Sections 5(a) and (b) hereof) of the Collateral Agent in its capacity as such (and not as a securities intermediary) before the payment in full, when due, of the Obligations. The Pledgor acknowledges, confirms and agrees that the Collateral Agent is an entitlement holder of the Pledged Security Entitlements solely as Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities and not as a securities intermediary.

         SECTION 6. Investing of Amounts in the Pledge Account. If requested and as directed by the Pledgor, the Collateral Agent will, subject to the provisions of Sections 3, 5 and 14 of this Pledge Agreement, from time to time, instruct the Account Holder to invest interest paid on the Pledged Financial Assets and reinvest other proceeds of any Pledged Financial Assets that may mature or be sold, in each case, in (i) identified United States Treasury securities or (ii) selected shares of a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which consists of United States Treasury securities, in each case credited to the Pledge Account.

         SECTION 7. Representations and Warranties.

               (a)  The Pledgor hereby represents and warrants that:

                    (1) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by each of the Trustee and the Collateral Agent and the enforceability of this Pledge Agreement against each of the Trustee and the Collateral Agent in accordance with its terms) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights or

                                      6.

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remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefore may be brought, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 12(b), Section 19.8 and
Section 19.13 hereof may be limited by applicable law.

                    (2)  The Pledgor's exact legal name, as provided in
Section 9-503(a)(1) of the UCC, is Scios Inc. The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the State of Delaware.

                    (3) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or right of others (except for the security interests created by this Pledge Agreement). No effective financing statement or instrument similar in effect covering all or any part of the Collateral is on file in any public or recording office, other than the financing statements filed pursuant to this Pledge Agreement.

                    (4) Upon the delivery of the Collateral in accordance with the terms hereof, all filings and other actions (including, without limitation, (A) actions necessary to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and (B) actions necessary to perfect the Collateral Agent's security interest with respect to the Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral created under this Pledge Agreement have been duly made or taken and are in full force and effect, and this Pledge Agreement creates in favor of the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

                    (5) The execution and delivery by the Pledgor of, and the performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or the Certificate of Incorporation of the Pledgor or any material agreement or other material instrument binding upon the Pledgor or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor, or result in the creation or imposition of any Lien on any assets of the Pledgor, except for the security interests granted under this Pledge Agreement.

                    (6) No consent of any other person and no approval, authorization, order of, action by notice to, filing or qualification with, any governmental authority, regulatory body, agency or other third party is required for (i) the grant by the Pledgor of the assignment, pledge and security interest granted under this Pledge Agreement, (ii) the execution or delivery by the Pledgor of, or the performance by the Pledgor of its obligations under, this Pledge Agreement, (iii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), or (iv) except for such consents, approvals, authorizations or orders required to be obtained by the Collateral Agent (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Collateral Agent of its voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge

                                      7.

Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

                    (7) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of the properties of the Pledgor is subject that would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

                    (8) The pledge of the Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

                    (9)  No Event of Default (as defined below) exists.

                    (10) The jurisdiction (for purposes of Section 8-110(e) of the UCC) of the securities intermediary that maintains the Pledge Account and all securities accounts carrying the Pledged Security Entitlements is New York.

               (b)  The Collateral Agent hereby represents and warrants that:

                    (1) This Pledge Agreement has been duly authorized, validly executed and delivered by the Collateral Agent and (assuming the due authorization and valid execution and delivery of this Pledge Agreement by each of the Trustee and the Pledgor and the enforceability of this Pledge Agreement against each of the Trustee and the Pledgor in accordance with its terms) constitutes a valid and binding agreement of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefore may be brought.

                    (2) The execution and delivery by the Collateral Agent of, and the performance by the Collateral Agent of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or its organizational documents or any material agreement or other material instrument binding upon the Collateral Agent or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Collateral Agent.

                    (3) No consent of any other person and no approval, authorization, order of, action by notice to, filing or qualification with, any governmental authority, regulatory body, agency or other third party is required for (i) the execution or delivery by the Collateral Agent of, or the performance by the Collateral Agent of its obligations under, this Pledge Agreement, or (ii) except for such consents, approvals, authorizations or orders required to be obtained by the Collateral Agent (or the Holders) for reasons other than the consummation of this transaction, for the exercise by the Collateral Agent of its voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

                                      8.

                    (4) There are no legal or governmental proceedings pending or, to the best of the Collateral Agent's knowledge, threatened to which the Collateral Agent or any of the properties of the Collateral Agent is subject that would materially adversely affect the power or ability of the Collateral Agent to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

         SECTION 8. Further Assurances.

               (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument, duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge and security interest granted or purported to be granted hereby; (iii) deliver and pledge to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities certificates representing Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (iv) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by Pledgor under this Pledge Agreement has been taken.

               (b) The Pledgor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect), in each case without the signature of the Pledgor, and regardless of whether any particular asset described in such financing statements falls within the scope of UCC or the granting clause of this Pledge Agreement. A photocopy or other reproduction of this Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

               (c) The Pledgor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

               (d) The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 30 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Collateral Agent, to take all actions that are necessary to

                                      9.

perfect or continue the perfection of, or to protect the first priority of, the Collateral Agent's security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Collateral Agent).

         SECTION 9. Covenants. The Pledgor covenants and agrees with the Collateral Agent for the benefit of the Trustee and ratable benefit of the Holders of the Securities that from and after the date of this Pledge Agreement until the earlier of payment in full in cash of (x) the Obligations when due under the terms of the Indentures or (y) all obligations due and owing under the Indenture and the Securities in the event such obligations become due and payable prior to the payment of the first six scheduled interest payments on the
Securities:

               (a) that (A) it will not (and will not purport to) sell, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or its beneficial interest therein, and (B) it will not create or suffer to exist any Lien or other adverse interest upon or with respect to any of the Collateral or its beneficial interest therein (except for the security interests granted under this Pledge Agreement and any Lien arising under the Indenture in favor of the Collateral Agent);

               (b) that it will not (A) enter into any agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral or
(B) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Collateral not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to such beneficial interest;

               (c) that it will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 7(a)(2) hereof without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action reasonably required by the Collateral Agent under this Pledge Agreement for the purpose of perfecting or protecting the security interest granted by this Pledge Agreement;

               (d) that it will, and cause the Collateral Agent and the Trustee to, execute and deliver on or prior to any sale of Option Securities, a supplement to this Pledge Agreement, in substantially the form attached hereto as ANNEX C, providing for the pledge of additional Collateral to secure all Obligations in respect of the Option Securities; and

               (e) that it agrees with the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities that in the event of a Registration Default, as defined in the Registration Rights Agreement, and the interest rate on the Securities is increased as provided in the Registration Rights Agreement, the Pledgor shall, as promptly as practicable, deliver free to the Collateral Agent additional Pledged Security Entitlements in such amount as will be sufficient upon receipt of scheduled interest and/or principal payments of all Pledged Security Entitlements thereafter held in the Pledge Account, in the opinion of a nationally recognized firm of independent public accountants selected by the Pledgor, to provide payment

                                      10.

for the first six scheduled interest payments due on the Securities (assuming the additional interest requirement remains in effect for the entire period). The additional Pledged Security Entitlements shall be pledged by the Pledgor to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders and shall be held by the Collateral Agent in the Pledge Account.

        SECTION 10. Power of Attorney. In addition to all of the powers granted to the Collateral Agent pursuant to the Indenture, the Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact (with full power of substitution), with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument that is necessary or advisable or as the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including:

               (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

               (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and

               (d) to pay or discharge taxes or Liens levied or placed upon the Collateral that the Pledgor has failed to pay or discharge in accordance herewith, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole reasonable discretion, and such payments made by the Collateral Agent to become part of the Obligations of the Pledgor to the Collateral Agent, due and payable immediately upon demand;

provided, however, that the Collateral Agent shall have no obligation to perform any of the foregoing actions. The Collateral Agent's authority under this
Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or appropriate by the Collateral Agent to preserve, protect or perfect the security interest in the Collateral granted hereunder and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

        SECTION 11. No Assumption of Duties; Reasonable Care. The powers conferred on the Collateral Agent hereunder are solely to protect the security interest of the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities in the

                                      11.

Collateral and shall not impose any duty on the Collateral Agent to exercise any such powers other than those expressly provided herein or imposed by applicable law. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral as to (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral or (iii) except as otherwise set forth in Section 6 hereof, investing or reinvesting any of the Collateral or any loss on any investment; provided however, that in the case of clause (i) and clause (ii) of the sentence, nothing contained in this Pledge Agreement shall relieve the Collateral Agent of any responsibilities in its capacity as securities intermediary. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property. The Collateral Agent shall be entitled to all the rights, benefits, privileges and immunities accorded to it under the Indenture.

        SECTION 12. Indemnity and Expenses.

               (a) The Pledgor agrees to indemnify, defend and save and hold harmless each the Collateral Agent and the Trustee and its officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except to the extent such claim, damage, loss, liability or expense results from such Indemnified Party's bad faith, gross negligence or willful misconduct.

               (b) The Pledgor will upon demand pay to the Collateral Agent and the Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that such party may incur in connection with (i) the review, negotiation and administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Trustee or the Holders of the Securities hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

        SECTION 13. Remedies. If any Event of Default under the Indenture or default hereunder (any such Event of Default or default being referred to in this Pledge Agreement as an "Event of Default") shall have occurred and be continuing:

               (a) The Collateral Agent, the Trustee and the Holders of the Securities may exercise in respect of the Collateral, in addition to all other rights and remedies given by law or by this Pledge Agreement or the Indenture, all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request

                                      12.

of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at any broker's board or at public or private sale, in one or more sales or lots, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The Collateral Agent, the Trustee or any Holder of Securities may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

               (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 12(b) of this Pledge Agreement) in whole or in part by the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect. Any surplus of such cash or cash proceeds held by or on behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

               (c) The Collateral Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the Pledge Account or any part thereof.

               (d) The Pledgor agrees to (i) provide the Collateral Agent with such information as may be necessary, or in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of the Collateral and (ii) use its reasonable best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees

                                      13.

that a breach of any of the covenants contained in this Section 13(d) will cause irreparable injury to the Collateral Agent, the Trustee and the Holders of the Securities, that the Collateral Agent, the Trustee and the Holders of the Securities have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13(d) shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

               (e) The Pledgor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent, the Trustee or any Holders of the Securities by reason of the failure by the Pledgor to perform any of the covenants contained in Section 13(d) above and, consequently, agrees that, if the Pledgor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Collateral on the date the Collateral Agent shall demand compliance with Section 13(d) above.

        SECTION 14. Security Interest Absolute. All rights of the Collateral Agent, the Trustee and the Holders of the Securities and the pledges, assignments and security interests hereunder, and all obligations of the Pledgor hereunder, shall be irrevocable, absolute and unconditional and the rights of the Collateral Agent hereunder shall be enforceable irrespective of any or all of the following:

               (a) any lack of validity or enforceability of the Indenture or Securities or any other agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or Securities or any other agreement or instrument relating thereto;

               (c) any taking, exchange or release of, or non-perfection of any Liens on, any Collateral or any other collateral for all or any of the Secured Obligations;

               (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other assets of the Pledgor;

               (e) any change, restructuring or termination of the corporate structure or existence of the Pledgor; or

               (f) to the extent permitted by applicable law, any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent, the Trustee or any Holder of the Securities, which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Pledge Agreement.

                                      14.

This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Collateral Agent, the Trustee or any Holder of the Securities or by any other Person upon the insolvency, bankruptcy or reorganization of the Pledgor or otherwise, all as though such payment had not been made.

        SECTION 15. Amendments, Waivers and Consents. (a) No amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor from any provision of this Pledge Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent, the Trustee or any Holder of the Securities to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

        SECTION 16. Notices. Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties:

              if to the Pledgor:

                    Scios Inc.
                    820 West Maude Avenue
                    Sunnyvale, California  94085
                    Fax:  (408) 616-8319
                    Attention:  General Counsel

              if to the Trustee:

                    Wells Fargo Bank, National Association
                    45 Broadway, 12th Floor
                    New York, New York 10006
                    Fax:  (212) 555-5252
                    Attn:  Corporate Trust Department

                    With a copy to:

                    Wells Fargo Bank, National Association
                    707 Wilshire Blvd., 17th Floor
                    Los Angeles, CA 90017
                    Fax:  (213) 614-3355
                    Attention:  Corporate Trust Department

                                      15.

              if to the Collateral Agent:

                    Wells Fargo Bank, National Association
                    45 Broadway, 12th Floor
                    New York, New York 10006
                    Fax:  (212) 555-5252
                    Attn:  Corporate Trust Department

                    With a copy to:

                    Wells Fargo Bank, National Association
                    707 Wilshire Blvd., 17th Floor
                    Los Angeles, CA 90017
                    Fax:  (213) 614-3355
                    Attention:  Corporate Trust Department

All such notices and other communications shall, when mailed, delivered or telecopied, respectively, be effective when deposited in the mails, delivered or telecopied, respectively, addressed as aforesaid.

        SECTION 17. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and (a) shall, unless otherwise provided in this Pledge Agreement, remain in full force and effect until terminated in accordance with Section 18 hereof, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Trustee and the Holders of the Securities and their respective successors, transferees and assigns.

       SECTION 18. Termination. So long as no Event of Default shall have occurred and be continuing, this Pledge Agreement (other than Pledgor's obligations under Section 12 hereof) shall terminate upon the earliest of (i) the redemption of the Securities in whole, (ii) the payment in full of the Obligations when due, or (iii) the discharge of the Indenture. Upon any such termination, without any necessary action on the part of the Pledgor, (i) the Control Agreement(s) will terminate and control of the Pledge Account and the Pledged Security Entitlements shall revert to the Pledgor, (ii) the Collateral Agent shall promptly obtain from the Account Holder and deliver to the Pledgor all certificates and instruments representing any portion of the Pledged Financial Assets constituting certificated securities and (iii) the Collateral Agent shall no longer have any rights in any of the Collateral.

       SECTION 19. Miscellaneous Provisions.

           19.1 No Adverse Interpretation of Other Agreements. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the Pledgor or any subsidiary thereof. No such pledge, security or debt agreement (other than the Indenture) may be used to interpret this Pledge Agreement.

           19.2 Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such

                                      16.

clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

           19.3 Headings. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

           19.4 Counterpart Originals. This Pledge Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Pledge Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Pledge Agreement.

           19.5 Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, and the Holders of the Securities and the Account Holder, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement. If the Pledgor consolidates or merges into any other Person, in a transaction in which the Pledgor is not the surviving corporation, or conveys, transfers or leases its properties and assets substantially as an entirety to, any person, then the successor entity shall assume the Pledgor's obligations under this Pledge Agreement in writing.

           19.6 Interpretation of Agreement. To the extent a term or provision of this Pledge Agreement conflicts with the Indenture, the Indenture shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

           19.7 Survival of Representations and Covenants. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement, except as otherwise specified in such representatives, warranties and covenants.

           19.8 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

           19.9    Authority of the Collateral Agent.

                   (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement

                                      17.

or the Indenture, neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to the Pledgor for any action taken or omitted to be taken by the Collateral Agent, in its capacity as Collateral Agent, hereunder, except for its own bad faith, gross negligence or willful misconduct, and the Collateral Agent shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons.

                   (b) The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent and the Trustee under this Pledge Agreement with respect to any action taken by the Collateral Agent or the Trustee or the exercise or non-exercise by the Collateral Agent or the Trustee of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent or the Trustee and the Holders of the Securities, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent or Trustee and the Pledgor, the Collateral Agent or the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Securities with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

           19.10 Final Expression. This Pledge Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Pledge Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

           19.11 Rights of Holders of the Securities. No Holder of Securities shall have any independent rights hereunder other than those rights granted to individual Holders of the Securities pursuant to Section 6.6 of the Indenture; provided that nothing in this subsection shall limit any rights granted to the Collateral Agent or the Trustee under the Securities or the Indenture.

           19.12 Appointment of the Collateral Agent. The Trustee hereby appoints the Wells Fargo Bank, National Association as Collateral Agent, in accordance with the terms and conditions set forth herein and Wells Fargo Bank, National Association hereby accepts such appointment.

           19.13 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages.

                   (a) This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the state of New York.

                   (b) The Pledgor agrees that each the Collateral Agent and the Trustee shall, in its respective capacity as collateral agent and trustee or in the name and on behalf of any Holder of Securities, have the right, to the extent permitted by applicable law, to proceed against

                                      18.

the Pledgor or the Collateral in a court in any location reasonably selected in good faith (and having personal or in rem jurisdiction over the Pledgor or the Collateral, as the case may be) to enable the Collateral Agent or the Trustee to realize on the Collateral, or to enforce a judgment or other court order entered in favor of the Collateral Agent or the Trustee. The Pledgor agrees that it will not assert any counterclaims, setoffs or crossclaims in any proceeding brought by the Collateral Agent or the Trustee to realize on such property or to enforce a judgment or other court order in favor of the Collateral Agent of the Trustee, except for such counterclaims, setoffs or crossclaims which, if not asserted in any such proceeding, could not otherwise be brought or asserted. The Pledgor waives any objection that it may have to the location of the court in the city of New York once the Collateral Agent or the Trustee has commenced a proceeding described in this paragraph including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens.

                  (c) The Pledgor agrees that neither any Holder of Securities nor (except as otherwise provided in this Pledge Agreement or the Indenture), the Collateral Agent nor the Trustee in its capacity as trustee shall have any liability to the Pledgor (whether arising in tort, contract or otherwise) for losses suffered by the Pledgor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this Pledge Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a final and nonappealable judgment of a court that is binding on the Collateral Agent, the Trustee or such Holder of Securities, as the case may be, that such losses were the result of acts or omissions on the part of the Collateral Agent, the Trustee or such Holders of Securities, as the case may be, constituting bad faith, gross negligence or willful misconduct.

                  (d) To the extent permitted by applicable law, the Pledgor waives the posting of any bond otherwise required of the Collateral Agent, the Trustee or any Holder of Securities in connection with any judicial process or proceeding to enforce any judgment or other court order pertaining to this Pledge Agreement or any related agreement or document entered in favor of the Collateral Agent, the Trustee or any Holder of Securities, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction, this Pledge Agreement or any related agreement or document between the Pledgor on the one hand and the Collateral Agent, the Trustee and/or the Holders of the Securities on the other hand.

             [The remainder of this page intentionally left blank.]

                                      19.

         IN WITNESS WHEREOF, the Pledgor, the Collateral Agent and the Trustee have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                        PLEDGOR:

                        SCIOS INC.

                        By:          /s/  David W. Gryska
                            ---------------------------------------------------

                        Name:        David W. Gryska
                             --------------------------------------------------

                        Title:       Chief Financial Officer
                              -------------------------------------------------

                        COLLATERAL AGENT:

                        WELLS FARGO BANK, NATIONAL
                        ASSOCIATION, as Collateral Agent

                        By:          /s/  Jeanie Mar
                           ----------------------------------------------------

                        Name:        Jeanie Mar
                             --------------------------------------------------

                        Title:       Vice President, Authorized Officer
                              -------------------------------------------------

                        TRUSTEE:

                        WELLS FARGO BANK, NATIONAL
                        ASSOCIATION, as Trustee

                        By:          /s/  Jeanie Mar
                           ----------------------------------------------------

                        Name:        Jeanie Mar
                             --------------------------------------------------

                        Title:       Vice President, Authorized Officer
                              -------------------------------------------------

                                      20.

                                   SCHEDULE I

Pledged Financial Assets

Security                            Coupon Date                     CUSIP No.
U.S. Treasury Strips                2/15/03                         912820BF3
U.S. Treasury Strip                 8/15/03                         912820BG1
U.S. Treasury Strip                 2/15/04                         912820BH9
U.S. Treasury Strip                 8/15/04                         912820BK2
U.S. Treasury Strip                 2/15/05                         912833CM0
U.S. Treasury Strip                 8/15/05                         912803AG8

                                      1.

                                    ANNEX A

                                CONTROL AGREEMENT

         THIS CONTROL AGREEMENT (the "Agreement"), dated as of August 5, 2002, by and among SCIOS INC. (the "Pledgor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee (the "Trustee") for the Holders (as defined in the Pledge Agreement referred to below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Trustee and the Holders (the "Collateral Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as securities intermediary and depository bank (the "Account Holder").

                             PRELIMINARY STATEMENTS:

         (1) The Pledgor has granted the Collateral Agent a security interest (the "Security Interest") in certain security entitlements (the "Pledged Security Entitlements") with respect to certain U.S. Treasury securities (the "Pledged Financial Assets") identified on SCHEDULE I attached hereto maintained by the Collateral Agent with the Account Holder and carried from time to time in an account with the Account Holder, ABA No. 091000019, CR: Corporate
Trust Clearing, A/C: 0001038377, FFC: Scios Inc. A/C: 12948301 at its office at 45 Broadway, 12th Floor, New York, New York 10006, in the name of "Wells Fargo Bank, National Association, as the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the 5.50% Convertible Subordinated Notes due 2009 of Scios Inc., Collateral Pledge Account" (the "Pledge Account") and all additions thereto and substitutions and proceeds thereof (collectively, the "Collateral"), pursuant to, and as more particularly described in, a Pledge Agreement dated as of August 5, 2002, by and among the Pledgor, the Collateral Agent and the Trustee (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"; terms defined in the Pledge Agreement and not otherwise defined herein are used herein as therein defined). The Pledgor acknowledges having received value for such pledge of the Collateral.

         (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") are used in this Agreement (including, without limitation, paragraph (1) above) as such terms are defined in such Article 8 or 9. "FRB" means the Federal Reserve Bank or, as applicable, a branch thereof. "FRB Account" means the FRB Member Securities Account maintained in the name of the Collateral Agent by the FRB. "FRB Member" means any person that is eligible to maintain (and that maintains) with the FRB one or more FRB Member Securities Accounts in such person's name. "FRB Member Securities Account" means, in respect of any person, the participant's securities account maintained in the name of such person at the FRB, to which account Government Securities held for such person are or may be credited.

         (3) The Pledgor, the Collateral Agent, the Trustee and the Account Holder are delivering this Agreement pursuant to the terms of the Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

                                       1.

         SECTION 1. Notice of Exclusive Control. The Pledgor, the Collateral Agent and Trustee are entering into this Agreement to perfect, and confirm the first priority lien of, the Collateral Agent's security interest in the Collateral. The Account Holder agrees to promptly make all necessary entries or notations in its books and records to reflect the Collateral Agent's security interest in the Collateral and to apply any value distributed on account of any Pledged Financial Assets as directed in writing by the Collateral Agent without further consent from the Pledgor. The Account Holder acknowledges that the Collateral Agent has exclusive control over the Pledge Account and all Pledged Security Entitlements contained therein from time to time.

         SECTION 2. The Account. The Account Holder represents and warrants to, and agrees with, the Pledgor, the Collateral Agent, the Trustee and the Holders of the Securities:

                  (a) That the Account Holder has established the Pledge Account and shall not change the name or account number of the Pledge Account without the prior written consent of the Collateral Agent;

                  (b) That the Account Holder maintains the Pledge Account for the Collateral Agent, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Collateral Agent is, and will continue to be, credited to the Pledge Account;

                  (c) That, to the extent that funds are credited to the Pledge Account, the Pledge Account is a deposit account; and to the extent that financial assets are credited to the Pledge Account, the Pledge Account is a securities account. The Account Holder is (i) the bank with which the Pledge Account is maintained and (ii) the securities intermediary with respect to financial assets held in the Pledge Account. The Collateral Agent is (x) the Account Holder's customer with respect to the Pledge Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Pledge Account;

                  (d) That all financial assets in registered form or payable to or to the order of and credited to the Pledge Account shall be registered in the name of, payable to or to the order of, or endorsed to, the Account Holder and in no case during the term of the Pledge Agreement will any financial asset credited to the Pledge Account be registered in the name of, payable to or to the order of, or endorsed to, the Pledgor, except to the extent the foregoing have been subsequently endorsed by the Pledgor to the Account Holder or in blank;

                  (e) That, notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to the Pledge Account for purposes of the UCC is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York;

                  (f) That the Account Holder does not know of any claim to or interest in the Pledge Account or any property (including, without limitation, all funds and financial assets) credited to the Pledge Account, except for claims and interests of the parties referred to in this Agreement;

                  (g) That it is a commercial bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and with respect to the Pledge Account;

                                       2.

                  (h)  That it maintains the FRB Account with the FRB;

                  (i) That the Pledge Account shall be an account to which funds or financial assets may be credited, and undertakes to treat the Collateral Agent (in its capacity as such) as entitled to exercise rights that comprise (and entitled to the benefits of) such funds or financial assets, and entitled to exercise the rights of an entitlement holder in the manner contemplated by the UCC;

                  (j) That, subject to applicable law, it has not granted, and covenants that so long as it acts as a securities intermediary or bank hereunder it shall not grant, control over or with respect to any Collateral credited to any Pledge Account from time to time to any other person other than the Collateral Agent (in its capacity as such);

                  (k) That it shall not, subject to applicable law, knowingly take any action inconsistent with, and represents and covenants that it is not and so long as this Agreement remains in effect will not knowingly become, party to any agreement the terms of which are inconsistent with, the provisions of this Agreement;

                  (l) That any item of property credited to the Pledge Account shall be treated as funds or a financial asset;

                  (m) That any item of Collateral credited to the Pledge Account shall not be subject to any security interest, lien or right of set-off in favor of it as securities intermediary, except as may be expressly permitted under the Indenture and the Pledge Agreement;

                  (n) To maintain the Pledge Account and maintained appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Agreement;

                  (o) That, with respect to any Collateral that constitutes a security entitlement, it shall comply with the provisions of Section 3(a) of this Agreement and, with respect to any Collateral that constitutes a securities account, it shall comply with the provisions of Section 3(a) of this Agreement with respect to all security entitlements carried in such securities account; and

                  (p) That if its jurisdiction as securities intermediary shall change from that jurisdiction specified in Section 2(e) of this Agreement, it will promptly notify the Collateral Agent and the Trustee of such change and of such new jurisdiction.

         SECTION 3. Control by the Collateral Agent.

                  (a) The Account Holder will comply with (A) all written instructions directing disposition of the funds in the Pledge Account (such instructions, a "Payment Order"), (B) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in the Pledge Account and (C) all other directions concerning the Collateral, including, without limitation, directions to distribute to the Collateral Agent proceeds of any such transfer or redemption or interest on any property in the Pledge Account (any such instruction, notification or direction referred to in clause (A), (B) or (C) above being an

                                       3.

"Account Direction"), in each case of clauses (A), (B) and (C) above originated by the Collateral Agent without further consent by the Pledgor or any other person.

                  (b) The Collateral Agent hereby acknowledges that it shall maintain and exercise control of the Pledge Account on behalf of the Trustee and the Holders of the Securities.

                  (c) The Account Holder will not (i) comply with Account Directions or other directions concerning the Collateral originated by the Pledgor or (ii) distribute to the Pledgor interest or other distributions on or in respect of the Collateral.

         SECTION 4. Priority of Collateral Agent's Security Interest.

                  (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Collateral Agent any security interest, lien, or right of setoff the Account Holder may have, now or in the future, against the Pledge Account or property in the Pledge Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of setoff until the Security Interest is terminated, except that the Account Holder will retain its prior lien on property in the Pledge Account to secure payment for property purchased for the Pledge Account and normal commissions and fees for the Pledge Account.

                  (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Pledge Account.

         SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

                  (a) The Account Holder will send copies of all statements and confirmations for the Pledge Account simultaneously to the Pledgor and the Collateral Agent.

                  (b) When the Account Holder knows of any claim or interest in the Pledge Account or any property credited to the Pledge Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Collateral Agent and the Pledgor of such claim or interest.

         SECTION 6. The Account Holder's Responsibility.

                  (a) The Account Holder will not be liable to the Pledgor of the Collateral Agent or the Trustee or the Holders of the Securities for complying with an Account Direction or other direction concerning the Collateral originated by the Collateral Agent, even if the Pledgor notifies the Account Holder that the Collateral Agent is not legally entitled to issue the Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

                  (b) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and in
Part 5 of Article 8 of the UCC and in Article 4 of the UCC. In particular, the Account Holder need not investigate whether the Collateral Agent is entitled under the Collateral Agent's agreements with the Pledgor to give an

                                       4.

Account Direction or other direction concerning the Pledge Account. The Account Holder may conclusively rely on notices and communications it believes given by the appropriate party.

                  (c) In no event shall the Account Holder or any of its affiliates, shareholders, directors, officers, employees or agents be liable for indirect, special, punitive, incidental or consequential damages of any kind whatsoever even if advised of the possibility of such damages, other than such damages caused by its own bad faith, gross negligence or willful misconduct.

                  (d) Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Account Holder and its affiliates, shareholders, directors, officers, employees or agents:

                       (i) shall have no responsibilities, obligations or duties in respect of the subject matter hereof other than those expressly set forth in this Agreement, and no implied duties, responsibilities, covenants or obligations shall be read into this Agreement against the Account Holder. Without limiting the foregoing, the Account Holder shall have no duty or authority to determine and/or investigate whether or not an event of default exists under any agreement between the Pledgor and the Trustee and/or the Collateral Agent, or to determine and/or investigate whether or not the Collateral Agent is entitled to give any Account Direction with respect to the Collateral;

                       (ii) may in any instance where the Account Holder determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action hereunder, or as to any of the requirements of this Agreement under the circumstance before it, delay or refrain from taking any action unless and until it shall have received appropriate written instructions from the Collateral Agent or advice from legal counsel selected by it (or other appropriate advisor), as the case may be, detailing the action required to be taken hereunder and the Account Holder may rely conclusively on any such instructions or advice;

                       (iii) so long as it and they shall have acted (or refrained from acting) in good faith and within the reasonable belief that such action or omission is duly authorized or within the discretion or powers granted to it hereunder, shall not be responsible or liable for any error of judgment in any action taken, suffered or omitted by it or them, or for any act done or step taken or omitted, or for any mistake of fact or law, unless such action constitutes gross negligence or willful misconduct as finally determined by a non-appealable judgment of a court of competent jurisdiction on its (or their) part;

                       (iv) will not be responsible or liable to the Pledgor, the Collateral Agent, the Trustee, or any other person or entity whatsoever for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement (provided, however, that the Account Holder warrants that the Account Holder has legal capacity and has been duly authorized to enter into this Agreement) or for any statement, warranty or representation made by any other party in connection with this Agreement;

                       (v) will not incur any responsibility or liability by acting or not acting in reliance upon advice of counsel, or upon any notice, consent, certificate, instruction, Account

                                       5.

Direction, statement, wire instruction, telecopy or other writing reasonably and in good faith believed by it or them to be genuine and in conformance with this Agreement and signed or sent by the proper party or parties and contemplated herein; and

                       (vi) shall not be required to expend or risk its or their own funds, or to take any action (including the institution or defense of legal proceedings) which in its or their reasonable judgment may cause it or them to incur or suffer any expense or liability, unless the Account Holder shall have been provided with security or indemnity, acceptable to Account Holder in its sole discretion, for the payment of the costs, expenses (including reasonable attorneys' fees) and liabilities which may be incurred therein or thereby.

                  (e) If any Collateral subject to this Agreement is at any time attached or levied upon, or in case the transfer or delivery of any such Collateral shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Collateral, the Account Holder is authorized to comply with any such order in any manner as the Account Holder or its legal counsel reasonably deems appropriate. The Account Holder shall give prompt written notice to the Pledgor and the Collateral Agent of any such attachment, levy, stay, injunction or legal process. If the Account Holder complies with any process, order, writ, judgment or decree relating to the Collateral subject to this Agreement, then the Account Holder shall not be liable or responsible to the Pledgor, the Collateral Agent, the Trustee, or any other person or entity whatsoever even if such order, writ, judgment, decree or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

                  (f) The Account Holder shall not be liable or responsible for any delays or failures in performance of any of its duties hereunder which result from events or conditions beyond its reasonable control and so long as the same exist or continue and cannot reasonably be remedied by the Account Holder in accordance with its normal business practices. Such events or conditions shall include, but shall not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures (including the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility), power failures, earthquakes or other disasters.

         SECTION 7. Indemnity. The Pledgor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

         SECTION 8. Termination; Survival.

                  (a) This Agreement shall terminate automatically upon receipt by the Account Holder of written notice executed by an officer of the Collateral Agent that (i) all of the Secured Obligations have been paid in full in cash or otherwise satisfied or (ii) all of the Collateral has been released, which ever is earlier, and the Account Holder shall thereafter be relieved of all duties and obligations hereunder. The Account Holder may terminate this Agreement on 60

                                       6.

days' prior notice to the Collateral Agent, the Trustee and the Pledgor, provided that before such termination the Account Holder and the Pledgor shall make arrangements to transfer the property in the Pledge Account to another securities intermediary that shall have executed, together with the Collateral Agent, the Trustee and the Pledgor, a control agreement in favor of the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Agent.

                  (b) In the event that the Collateral Agent no longer serves as Collateral Agent for the Collateral, the Collateral Agent, the Trustee, the Account Holder and the Pledgor shall make arrangements for another Person to assume the rights and obligations of the Collateral Agent hereunder, and such Person shall have executed, together with the Account Holder and the Pledgor, a control agreement in favor of such Person for the benefit of the Trustee and the ratable benefit of the Holders of the Securities in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Agent.

                  (c) Sections 7 and 8 will survive termination of this Agreement.

         SECTION 9. Conflict with Other Agreements.

                  (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

                  (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

                  (c)  The Account Holder hereby confirms and agrees that:

                       (i) There are no other agreements entered into between the Account Holder and the Pledgor with respect to the Pledge Account;

                       (ii) It has not entered into, and until the termination of the this Agreement will not enter into, any agreement with any other person relating to the Pledge Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

                       (iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Account Holder to comply with Account Directions as set forth in Section 3 hereof.

         SECTION 10. Permitted Investments. In accordance with the Pledge Agreement, the Collateral Agent shall direct the Account Holder with respect to the selection of investments to be made with the funds in the Pledge Account.

                                       7.

         SECTION 11. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter. The Collateral Agent, the Trustee and the Account Holder shall be entitled to all the rights, benefits, privileges and immunities accorded to the Collateral Agent and the Trustee under the Indenture.

         SECTION 12. Amendments. No modification, amendment or waiver of, nor consent to any departure by any party from, any provision of this Agreement will be effective unless made in writing signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         SECTION 13. Financial Assets. The Account Holder agrees with the Collateral Agent, the Trustee and the Pledgor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Pledge Account will be treated as financial assets under Article 8 of the UCC.

         SECTION 14. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the Pledgor's, the Collateral Agent's and the Trustee's addresses as set forth in the Pledge Agreement, and to the Account Holder's address as set forth below, or to such other address as any party may give to the others in writing for such purpose.

         SECTION 15. Binding Effect. This Agreement shall become effective when it shall have been executed by the Pledgor, the Collateral Agent, the Trustee and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Pledgor, the Collateral Agent, the Trustee and the Account Holder and their respective successors and assigns. If the Pledgor consolidates or merges into any other Person, in a transaction in which the Pledgor is not the surviving corporation, or conveys, transfers or leases its properties and assets substantially as an entirety to, any person, then the successor entity shall assume the Pledgor's obligations under this Agreement in writing.

         SECTION 16. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         SECTION 17. Governing Law and Jurisdiction. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the parties hereby irrevocably submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction and venue of the courts of the State of New York, the courts of the United States of America in New York, and appellate courts from any thereof.

                                       8.

         SECTION 18. Waiver Of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

                                       9.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         PLEDGOR:

                                         SCIOS INC.

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                                         COLLATERAL AGENT:

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Collateral Agent

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                                         TRUSTEE:

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Trustee

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                                         ACCOUNT HOLDER:

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Account Holder

                                         By: ___________________________________

                                         Name: _________________________________

                                         Title: ________________________________

                                         Address: ________________________
                                         _________________________________
                                         Attn:  _______________________
                                         Fax:  ________________________

                                   SCHEDULE I

Pledged Financial Assets

Security                                 Coupon Date                   CUSIP No.
U.S. Treasury Strips                     2/15/03                       912820BF3
U.S. Treasury Strip                      8/15/03                       912820BG1
U.S. Treasury Strip                      2/15/04                       912820BH9
U.S. Treasury Strip                      8/15/04                       912820BK2
U.S. Treasury Strip                      2/15/05                       912833CM0
U.S. Treasury Strip                      8/15/05                       912803AG8

                                       1.

                                     ANNEX B

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                              OFFICER'S CERTIFICATE

         PURSUANT TO SECTION 4(H) OF THE PLEDGE AGREEMENT, dated as of August 5, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"), by and among SCIOS INC., a Delaware corporation (the "Pledgor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee (the "Trustee") for the holders from time to time (the "Holders") of the Securities (as defined in the Pledge Agreement), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Trustee and the Holders (the "Collateral Agent"), the undersigned officer of the Collateral Agent, on behalf of the Collateral Agent, makes the following certifications to the Pledgor and the Initial Purchasers. Capitalized terms used and not defined in this Officer's Certificate have the meanings set forth or referred to in the Pledge Agreement.

         1. Substantially contemporaneously with the execution and delivery of this Officer's Certificate, the Collateral Agent has acquired its security entitlement to the [initial Pledged Financial Assets] [the additional Pledged Financial Assets identified on Supplement No.__ to the Pledge Agreement] through a "securities account" (as defined in Section 8-501(a) of the N.Y. Uniform Commercial Code) maintained by the Collateral Agent, for value and without notice of any adverse claim thereto. Without limiting the generality of the foregoing, the Collateral Account, the Pledged Financial Assets and the other Collateral are not, and the Collateral Agent's security entitlement to the Collateral is not, to the actual knowledge of the corporate trust officer having responsibility for the administration of the Pledge Agreement on behalf of the Collateral Agent, subject to any Lien granted by or to or arising through or in favor of any securities intermediary (including, without limitation, Wells Fargo Bank, National Association) through which the Collateral Agent derives its security entitlement to the Collateral.

         2. The Collateral Agent has not knowingly caused or permitted the Collateral Account or its security entitlement thereto to become subject to any Lien created by or arising through the Collateral Agent.

                                       2.

         IN WITNESS WHEREOF, the undersigned officer has executed this Officer's Certificate on behalf of Wells Fargo Bank, National Association, as Collateral Agent this 5th day of August, 2002.

                                      WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                      Collateral Agent

                                      By:_______________________________________
                                         Name:
                                         Title:

                                       3.

                                     ANNEX C

                  [Form of Supplement to the Pledge Agreement]

         SUPPLEMENT NO. _____ dated as of ____________, 2002, to the PLEDGE AGREEMENT dated as of August 5, 2002 (as amended, restated supplemented or otherwise modified from time to time, the "Pledge Agreement") among SCIOS, INC., a Delaware corporation (the "Pledgor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as trustee (in such capacity, the "Trustee") for the holders (the "Holders") of the Securities (as defined below) issued by the Pledgor under the Indenture referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the "Collateral Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement.

         WHEREAS, the Pledgor, J.P. Morgan Securities Inc., Lehman Brothers Inc. and SG Cowen Securities Corporation (the "Initial Purchasers") are parties to a Purchase Agreement dated as of July 30, 2002 (the "Purchase Agreement"), pursuant to which the Pledgor granted the Initial Purchasers an overallotment option to purchase up to $25,000,000 aggregate principal amount of the Pledgor's 5.50% Convertible Subordinated Notes due 2009 (the "Securities");

         WHEREAS, the Pledgor and the Trustee have entered into that certain Indenture dated as of August 5, 2002 (as amended, restated supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgor is issuing the Securities.

         WHEREAS, pursuant to the Indenture, the Pledgor is required to purchase, or cause the purchase of, and pledge to the Collateral Agent for the benefit of the Trustee and the Holders, on or prior to any sale of Option Securities Additional Collateral (as defined below) in an amount that will be sufficient upon receipt of scheduled interest and principal payments of such securities, according to a written report of a nationally recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, to provide payment in full of the first six scheduled interest payments due on the Securities;

         WHEREAS, the Pledgor, the Trustee and the Collateral Agent have entered into the Pledge Agreement, pursuant to which the Pledgor has previously pledged the Collateral to the Collateral Agent for the benefit of the Holders in connection with the purchase by the Initial Purchasers of $__________ aggregate principal amount of Securities;

         WHEREAS, the Initial Purchasers have exercised their overallotment option under the Purchase Agreement to purchase $[__________] aggregate principal amount of Securities;

         WHEREAS, it is a condition precedent to the purchase of the Securities by the Initial Purchasers pursuant to the overallotment option granted in the Purchase Agreement that the Pledgor purchase Additional Collateral and deposit such Additional Collateral into the Pledge Account to be held therein subject to the terms of the Pledge Agreement and shall have granted the assignment and security interest and made the pledge and assignment contemplated by the Pledge Agreement;

                                       1.

         NOW THEREFORE, in consideration of the premises herein contained, and in order to induce the Initial Purchasers to purchase the Securities, the Pledgor, the Trustee and the Collateral Agent hereby agree, for the benefit of the Initial Purchasers and for the ratable benefit of the Holders, as follows:

         SECTION 1. Pledge and Grant of Security Interest. Pursuant to Section 1 of the Pledge Agreement, as security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby assigns and pledges to the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders and hereby grants to the Collateral Agent for the benefit of the Trustee and for the ratable benefit of the Holders, a lien on and security interest in all of the Pledgor's right, title and interest in, to and under the following property: (a) the Government Securities identified by CUSIP No. in Part I of
Schedule I hereto (the "Additional Collateral") and the certificates representing the Additional Collateral, the scheduled payments of principal and interest thereon which will be sufficient to provide for payment in full of the first six scheduled interest payments due on the Securities issued in connection herewith and (b) the security entitlements described in Part II of Schedule I hereto, with respect to the financial assets described, the securities intermediary named, and the securities account referred to therein. The Pledge Agreement is hereby incorporated herein by reference.

         SECTION 2. Supplement to Schedule I. The parties hereto agree that
Schedule I to the Pledge Agreement shall be supplemented by Schedule I hereto.

         SECTION 3. Transfer of Additional Collateral. Pursuant to Section 9(d) of the Pledge Agreement, on or prior to the date hereof, the Pledgor agrees to transfer, or caused to be transferred, to the Pledge Account, the Additional Collateral in such amount that will be sufficient upon receipt of scheduled interest, and principal payments of such securities, according to a written report of a national recognized firm of independent public accountants selected by the Pledgor and delivered to the Trustee, to provide for payment in full of the first six scheduled interest payments due on the Securities.

         SECTION 4. Representations and Warranties.

                  (a) The Pledgor hereby represents and warrants to the Trustee and the Collateral Agent that:

                           (1)  Each of this Supplement and the Pledge Agreement
as supplemented hereby has been duly authorized, validly executed and delivered by the Pledgor and (assuming the due authorization and valid execution and delivery of this Supplement by each of the Trustee and the Collateral Agent) constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefore may be brought, (iii) the exculpation provisions and rights to indemnification under the Pledge Agreement may be limited by U.S. federal and state securities

                                       2.

laws and public considerations and (iv) the waiver of rights and defenses contained in Section 12(b), Section 19.8 and Section 19.13 of the Pledge Agreement may be limited by applicable law; and

                           (2)  The representations and warranties of the
Pledgor set forth in Section 7(a) of the Pledge Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof.

                  (b) The Collateral Agent hereby represents and warrants to the Trustee and the Pledgor that:

                           (1)  Each of this Supplement and the Pledge Agreement
as supplemented hereby has been duly authorized, validly executed and delivered by the Collateral Agent and (assuming the due authorization and valid execution and delivery of this Supplement by each of the Trustee and the Pledgor) constitutes a valid and binding agreement of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court before which any proceeding therefore may be brought; and

                           (2)  The representations and warranties of the
Collateral Agent set forth in Section 7(b) of the Pledge Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof.

         SECTION 5. Execution in Counterparts. This Supplement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Pledgor, the Trustee and the Collateral Agent.

         SECTION 6. Effect of Supplement. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

         SECTION 7. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

                                       3.

         IN WITNESS WHEREOF, the Pledgor, the Trustee and the Collateral Agent have caused this Supplement to be duly executed and delivered as of the date first above written.

PLEDGOR:
                                         SCIOS INC.

                                         By: ___________________________________
                                             Name:______________________________
                                             Title:_____________________________

TRUSTEE:
                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Trustee

                                         By: ___________________________________
                                             Name:______________________________
                                             Title:_____________________________

COLLATERAL AGENT:
                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION, as Collateral Agent

                                         By: ___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                       4.

                                   SCHEDULE I

                              ADDITIONAL COLLATERAL

                          Part I Government Securities

Security                     Coupon Date                            CUSIP No.

                         Part II Securities Entitlements

Financial Asset            Securities Intermediary            Securities Account

                                       5.